SAN LOTUS HOLDING INC.

Annual Meeting of Stockholders

May 22, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on May 22, 2017

SAN LOTUS HOLDING INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Chen, Kuan-Yu, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $1 per share, of San Lotus Holding Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on May 22, 2017, at 10:00 a.m. (Taiwan Local Time) at the offices at B302C, No. 185 Kewang Rd, Longtan Township, Taoyuan City 325, Taiwan (R.O.C). upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 12, 2017 a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed.  If no direction is made, the proxy shall be voted for the (1) ratification of the Annual Reports on Form 10-K of Company for the year ended on December 31, 2016 and 2015;(2) election of three Class I directors to hold office until the 2019 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal; (3) election of two Class II directors to hold office until the 2018 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal; (4) ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal years as of  December 31, 2016 and 2015; (5) approval of amendment to bylaws; and (6) in the case of other matters that legally come before the meeting, as said attorney(s) may deem advisable.

Please check here if you plan to attend the annual meeting of Stockholders on May 22, 2017 at 10:00 a.m. ( Taiwan Local Time) at the offices at B302C, No. 185 Kewang Rd, Longtan Township, Taoyuan City 325, Taiwan (R.O.C) . □

(Continued and to be signed on Reverse Side)

VOTE BY MAIL

Mark, sign and date your proxy card and return it

in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the

Annual Meeting to be held at the offices at B302C, No. 185 Kewang Rd, Longtan Township, Taoyuan City 325, Taiwan (R.O.C)

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card – Common Stock

DETACH PROXY CARD HERE TO VOTE BY MAIL

(1)     Ratification of the Annual Report on Form 10-K of Company for the year ended on December 31, 2016

[ ] VOTE FOR         [ ] VOTE AGAINST         [ ] ABSTAIN

(2)     Election of Class I Directors:

[ ] FOR ALL NOMINEES LISTED BELOW    [ ] WITHOLD AUTHORITY TO VOTE FOR    [ ] ABSTAIN

INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

Chen, Kuan-Yu	Lin, Mu-Chen	Kwong, Edwin

(3)     Election of Class II Directors:

[ ] FOR ALL NOMINEES LISTED BELOW    [ ] WITHOLD AUTHORITY TO VOTE FOR    [ ] ABSTAIN

INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

Lai,Wen-Ching	Yeh, Shun-Shan

(4)     Ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal years as of  December 31, 2016 and 2015

[ ] VOTE FOR         [ ] VOTE AGAINST         [ ] ABSTAIN

(5)     Approval of amendment to bylaws

[ ] VOTE FOR         [ ] VOTE AGAINST         [ ] ABSTAIN

Date                                                              Signature                                                         Signature, if held jointly

___________                                             _____________________                         ________________________

Note: This proxy must be signed exactly a the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box                 □

at right and indicate your new address.